First Quarter 2026
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-adjusted gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Selected Balance Sheet Data
Cash and cash equivalents	$1,157,763	$1,155,895	$1,280,033	$1,165,729	$794,706
Investment securities, at fair value	1,498,547	1,459,734	1,428,401	1,337,565	1,580,720
Loans held for sale	231,359	201,076	167,449	144,212	172,770
Loans HFI	12,503,815	12,383,626	12,297,600	9,874,282	9,771,536
Allowance for credit losses on loans HFI	(186,324)	(185,983)	(184,993)	(148,948)	(150,531)
Total assets	16,468,439	16,300,292	16,236,459	13,354,238	13,136,449
Interest-bearing deposits (non-brokered)	10,838,139	10,649,932	10,634,555	8,692,848	8,623,636
Brokered deposits	574,216	625,634	487,765	518,719	414,428
Noninterest-bearing deposits	2,664,480	2,634,395	2,690,635	2,191,903	2,163,934
Total deposits	14,076,835	13,909,961	13,812,955	11,403,470	11,201,998
Borrowings	213,188	212,764	213,638	164,485	168,944
Allowance for credit losses on unfunded commitments	15,398	16,196	17,392	12,932	6,493
Total common shareholders' equity	1,973,873	1,948,165	1,978,043	1,611,130	1,601,962
Selected Statement of Income Data
Total interest income	$225,350	$235,238	$236,898	$182,084	$179,706
Total interest expense	79,385	85,434	89,658	70,669	72,065
Net interest income	145,965	149,804	147,240	111,415	107,641
Total noninterest income (loss)	26,375	28,795	26,635	(34,552)	23,032
Total noninterest expense	95,164	107,548	109,856	81,261	79,549
Earnings (losses) before income taxes and provisions for credit losses	77,176	71,051	64,019	(4,398)	51,124
Provisions for credit losses	3,024	1,232	34,417	5,337	2,292
Income tax expense (benefit)	16,626	12,834	6,227	(12,652)	9,471
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$57,526	$56,977	$23,375	$2,909	$39,361
Net interest income (tax-equivalent basis)	$146,774	$150,642	$148,088	$112,236	$108,427
Adjusted net income*	$58,271	$61,494	$57,606	$40,821	$40,108
Adjusted pre-tax, pre-provision net revenue*	$78,184	$77,118	$80,980	$58,649	$52,134
Per Common Share
Diluted net income	$1.10	$1.07	$0.43	$0.06	$0.84
Adjusted diluted net income*	1.12	1.16	1.07	0.88	0.85
Book value	38.39	37.64	37.00	35.17	34.44
Tangible book value*	31.00	30.27	29.83	29.78	29.12
Weighted average number of shares outstanding - fully diluted	52,203,469	53,074,753	53,957,062	46,179,090	47,024,211
Period-end number of shares	51,418,024	51,752,401	53,456,522	45,807,689	46,514,547
Selected Ratios
Return on average:
Assets	1.43%	1.40%	0.58%	0.09%	1.21%
Shareholders’ equity	11.9%	11.6%	4.69%	0.74%	10.1%
Tangible common equity*	14.7%	14.4%	5.82%	0.87%	11.9%
Efficiency ratio	55.2%	60.2%	63.2%	105.7%	60.9%
Adjusted efficiency ratio (tax-equivalent basis)*	54.3%	56.3%	53.3%	56.9%	59.9%
Loans HFI to deposit ratio	88.8%	89.0%	89.0%	86.6%	87.2%
Noninterest-bearing deposits to total deposits	18.9%	18.9%	19.5%	19.2%	19.3%
Net interest margin (NIM) (tax-equivalent basis)	3.94%	3.98%	3.95%	3.68%	3.55%
Yield on interest-earning assets	6.07%	6.23%	6.35%	5.99%	5.91%
Cost of interest-bearing liabilities	2.83%	3.02%	3.21%	3.13%	3.16%
Cost of total deposits	2.27%	2.40%	2.53%	2.48%	2.54%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.49%	1.50%	1.50%	1.51%	1.54%
Annualized net charge-offs as a percentage of average loans HFI	0.11%	0.05%	0.05%	0.02%	0.14%
Nonperforming loans HFI as a percentage of loans HFI	0.96%	0.97%	0.94%	0.97%	0.79%
Nonperforming assets as a percentage of total assets	0.98%	0.97%	0.89%	0.92%	0.84%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	12.0%	12.0%	12.2%	12.1%	12.2%
Tangible common equity to tangible assets*	9.91%	9.84%	10.1%	10.4%	10.5%
Tier 1 leverage	10.4%	10.3%	10.6%	11.3%	11.4%
Tier 1 risk-based capital	11.5%	11.4%	11.7%	12.6%	13.1%
Total risk-based capital	13.4%	13.2%	13.6%	14.7%	15.2%
Common equity Tier 1	11.5%	11.4%	11.7%	12.3%	12.8%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Mar 2026	Mar 2026
						vs.	vs.
	Three Months Ended					Dec 2025	Mar 2025
	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$201,257	$209,734	$209,307	$159,697	$153,185	(4.04)%	31.4%
Interest on investment securities
Taxable	13,575	14,380	14,395	14,661	14,471	(5.60)%	(6.19)%
Tax-exempt	1,054	1,058	1,058	1,036	1,033	(0.38)%	2.03%
Other	9,464	10,066	12,138	6,690	11,017	(5.98)%	(14.1)%
Total interest income	225,350	235,238	236,898	182,084	179,706	(4.20)%	25.4%
Interest expense:
Deposits	77,878	83,813	86,577	68,568	70,249	(7.08)%	10.9%
Borrowings	1,507	1,621	3,081	2,101	1,816	(7.03)%	(17.0)%
Total interest expense	79,385	85,434	89,658	70,669	72,065	(7.08)%	10.2%
Net interest income	145,965	149,804	147,240	111,415	107,641	(2.56)%	35.6%
Provision for (reversal of) credit losses on loans HFI	3,822	2,428	29,957	(1,102)	1,906	57.4%	100.5%
(Reversal of) provision for credit losses on unfunded commitments	(798)	(1,196)	4,460	6,439	386	(33.3)%	(306.7)%
Net interest income after provisions for credit losses	142,941	148,572	112,823	106,078	105,349	(3.79)%	35.7%
Noninterest income:
Mortgage banking income	12,253	13,505	13,484	13,029	12,426	(9.27)%	(1.39)%
Service charges on deposit accounts	4,376	4,184	4,049	3,392	3,479	4.59%	25.8%
Investment services and trust income	4,348	4,473	4,227	3,922	3,711	(2.79)%	17.2%
ATM and interchange fees	2,977	3,146	3,388	2,878	2,677	(5.37)%	11.2%
Gain (loss) from securities, net	1	64	12	(60,549)	16	(98.4)%	(93.8)%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(320)	(131)	(646)	236	(625)	144.3%	(48.8)%
Other income	2,740	3,554	2,121	2,540	1,348	(22.9)%	103.3%
Total noninterest income (loss)	26,375	28,795	26,635	(34,552)	23,032	(8.40)%	14.5%
Total revenue	172,340	178,599	173,875	76,863	130,673	(3.50)%	31.9%
Noninterest expenses:
Salaries, commissions and employee benefits	57,348	63,529	59,210	46,631	48,351	(9.73)%	18.6%
Occupancy and equipment expense	7,476	7,239	7,539	6,710	6,597	3.27%	13.3%
Data processing	2,454	2,809	2,457	2,161	2,313	(12.6)%	6.10%
Advertising	2,148	2,464	2,453	2,178	2,487	(12.8)%	(13.6)%
Legal and professional fees	1,980	2,503	1,227	2,426	1,992	(20.9)%	(0.60)%
Amortization of core deposits and other intangibles	1,869	1,932	2,079	631	656	(3.26)%	184.9%
Merger and integration costs	1,447	4,611	16,057	2,734	401	(68.6)%	260.8%
Other expense	20,442	22,461	18,834	17,790	16,752	(8.99)%	22.0%
Total noninterest expense	95,164	107,548	109,856	81,261	79,549	(11.5)%	19.6%
Income (loss) before income taxes	74,152	69,819	29,602	(9,735)	48,832	6.21%	51.9%
Income tax expense (benefit)	16,626	12,834	6,227	(12,652)	9,471	29.5%	75.5%
Net income applicable to FB Financial Corporation and noncontrolling interest	57,526	56,985	23,375	2,917	39,361	0.95%	46.1%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$57,526	$56,977	$23,375	$2,909	$39,361	0.96%	46.1%
Weighted average common shares outstanding:
Basic	51,724,458	52,621,950	53,627,997	45,946,428	46,674,698	(1.71)%	10.8%
Fully diluted	52,203,469	53,074,753	53,957,062	46,179,090	47,024,211	(1.64)%	11.0%
Earnings per common share:
Basic	$1.11	$1.08	$0.44	$0.06	$0.84	2.78%	32.1%
Fully diluted	1.10	1.07	0.43	0.06	0.84	2.80%	31.0%
Fully diluted - adjusted*	1.12	1.16	1.07	0.88	0.85	(3.45)%	31.8%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Mar 2026	Mar 2026
						vs.	vs.
	As of					Dec 2025	Mar 2025
	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Percent variance	Percent variance
ASSETS
Cash and due from banks	$159,883	$196,213	$154,286	$143,317	$149,607	(75.1)%	6.87%
Federal funds sold and reverse repurchase agreements	199,009	213,391	283,451	352,124	109,982	(27.3)%	80.9%
Interest-bearing deposits in financial institutions	798,871	746,291	842,296	670,288	535,117	28.6%	49.3%
Cash and cash equivalents	1,157,763	1,155,895	1,280,033	1,165,729	794,706	0.66%	45.7%
Investments:
Available-for-sale debt securities, at fair value	1,498,547	1,459,579	1,426,951	1,337,565	1,580,720	10.8%	(5.20)%
Equity securities, at fair value	—	155	1,450	—	—	(100.0)%	—%
Restricted equity securities, at cost	79,458	79,046	36,231	33,626	32,234	2.11%	146.5%
Loans held for sale	231,359	201,076	167,449	144,212	172,770	61.1%	33.9%
Loans held for investment	12,503,815	12,383,626	12,297,600	9,874,282	9,771,536	3.94%	28.0%
Less: allowance for credit losses on loans HFI	186,324	185,983	184,993	148,948	150,531	0.74%	23.8%
Net loans held for investment	12,317,491	12,197,643	12,112,607	9,725,334	9,621,005	3.98%	28.0%
Premises and equipment, net	181,268	182,370	183,595	147,243	146,272	(2.45)%	23.9%
Other real estate owned, net	6,449	6,009	4,466	2,998	3,326	29.7%	93.9%
Operating lease right-of-use assets	48,223	49,249	51,035	47,764	47,381	(8.45)%	1.78%
Interest receivable	59,837	58,565	60,755	50,386	51,268	8.81%	16.7%
Mortgage servicing rights, at fair value	147,344	148,795	149,840	153,464	156,379	(3.95)%	(5.78)%
Goodwill	350,353	350,353	350,353	242,561	242,561	—%	44.4%
Core deposit and other intangibles, net	29,415	31,284	33,216	4,475	5,106	(24.2)%	476.1%
Bank-owned life insurance	110,484	111,865	113,374	72,686	72,400	(5.01)%	52.6%
Other assets	250,448	268,408	265,104	226,195	210,321	(27.1)%	19.1%
Total assets	$16,468,439	$16,300,292	$16,236,459	$13,354,238	$13,136,449	4.18%	25.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,664,480	$2,634,395	$2,690,635	$2,191,903	$2,163,934	4.63%	23.1%
Interest-bearing checking	2,642,713	2,651,369	2,458,625	2,325,551	2,776,958	(1.32)%	(4.83)%
Money market and savings	5,886,370	5,969,640	5,968,094	4,645,552	4,482,908	(5.66)%	31.3%
Customer time deposits	2,309,056	2,028,923	2,206,790	1,721,745	1,363,770	56.0%	69.3%
Brokered and internet time deposits	574,216	625,634	488,811	518,719	414,428	(33.3)%	38.6%
Total deposits	14,076,835	13,909,961	13,812,955	11,403,470	11,201,998	4.87%	25.7%
Borrowings	213,188	212,764	213,638	164,485	168,944	0.81%	26.2%
Operating lease liabilities	59,106	60,556	62,664	59,289	59,174	(9.71)%	(0.11)%
Accrued expenses and other liabilities	145,344	168,753	169,066	115,771	104,278	(56.3)%	39.4%
Total liabilities	14,494,473	14,352,034	14,258,323	11,743,015	11,534,394	4.02%	25.7%
Shareholders’ equity:
Common stock, $1 par value	51,418	51,752	53,457	45,808	46,515	(2.62)%	10.5%
Additional paid-in capital	1,064,619	1,082,344	1,163,164	822,548	854,715	(6.64)%	24.6%
Retained earnings	893,095	846,620	799,900	786,785	792,685	22.3%	12.7%
Accumulated other comprehensive loss, net	(35,259)	(32,551)	(38,478)	(44,011)	(91,953)	33.7%	(61.7)%
Total common shareholders’ equity	1,973,873	1,948,165	1,978,043	1,611,130	1,601,962	5.35%	23.2%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,973,966	1,948,258	1,978,136	1,611,223	1,602,055	5.35%	23.2%
Total liabilities and shareholders’ equity	$16,468,439	$16,300,292	$16,236,459	$13,354,238	$13,136,449	4.18%	25.4%

FB Financial Corporation	6

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2026			December 31, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,415,278	$199,145	6.51%	$12,368,964	$207,140	6.64%
Mortgage loans held for sale	171,452	2,550	6.03%	169,422	3,059	7.16%
Investment securities:
Taxable	1,378,627	13,575	3.99%	1,346,232	14,380	4.24%
Tax-exempt(b)	168,658	1,425	3.43%	169,355	1,431	3.35%
Total investment securities(b)	1,547,285	15,000	3.93%	1,515,587	15,811	4.14%
Federal funds sold and reverse repurchase agreements	207,809	2,021	3.94%	238,393	2,426	4.04%
Interest-bearing deposits with other financial institutions	698,672	6,337	3.68%	693,612	6,800	3.89%
Restricted equity securities, at cost	79,257	1,106	5.66%	49,029	840	6.80%
Total interest-earning assets(b)	15,119,753	226,159	6.07%	15,035,007	236,076	6.23%
Noninterest-earning assets:
Cash and due from banks	147,305			137,536
Allowance for credit losses on loans HFI	(188,214)			(185,526)
Other assets(c)(d)	1,179,428			1,164,178
Total noninterest-earning assets	1,138,519			1,116,188
Total assets	$16,258,272			$16,151,195
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,628,330	$12,348	1.91%	$2,379,679	$11,538	1.92%
Money market	5,471,973	39,871	2.96%	5,609,158	46,018	3.25%
Savings deposits	447,380	656	0.59%	417,110	419	0.40%
Customer time deposits	2,116,914	19,000	3.64%	2,088,577	19,561	3.72%
Brokered and internet time deposits	604,764	6,003	4.03%	608,136	6,277	4.10%
Time deposits	2,721,678	25,003	3.73%	2,696,713	25,838	3.80%
Total interest-bearing deposits	11,269,361	77,878	2.80%	11,102,660	83,813	2.99%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	12,554	16	0.52%	12,473	31	0.99%
Federal Home Loan Bank advances	—	—	—%	—	—	—%
Subordinated debt	83,798	1,486	7.19%	83,458	1,491	7.09%
Other borrowings	1,118	5	1.81%	9,296	99	4.23%
Total other interest-bearing liabilities	97,470	1,507	6.27%	105,227	1,621	6.11%
Total interest-bearing liabilities	11,366,831	79,385	2.83%	11,207,887	85,434	3.02%
Noninterest-bearing liabilities:
Demand deposits	2,652,462			2,733,207
Other liabilities(d)	273,009			253,375
Total noninterest-bearing liabilities	2,925,471			2,986,582
Total liabilities	14,292,302			14,194,469
Total common shareholders’ equity	1,965,877			1,956,633
Noncontrolling interest	93			93
Total equity	1,965,970			1,956,726
Total liabilities and shareholders’ equity	$16,258,272			$16,151,195
Net interest income(b)		$146,774			$150,642
Interest rate spread(b)			3.24%			3.21%
Net interest margin(b)(e)			3.94%			3.98%
Cost of total deposits			2.27%			2.40%
Average interest-earning assets to average interest-bearing liabilities			133.0%			134.1%
Tax-equivalent adjustment		$809			$838
Loans HFI yield components:
Contractual interest rate(b)		$190,529	6.22%		$197,683	6.34%
Origination and other loan fee income		2,148	0.07%		2,633	0.08%
Accretion on purchased loans		6,297	0.21%		6,406	0.21%
Nonaccrual interest		171	0.01%		418	0.01%
Total loans HFI yield		$199,145	6.51%		$207,140	6.64%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%..
(c) Includes average net unrealized losses on investment securities available for sale of $43,443 and $51,415 for the three months ended March 31, 2026 and December 31, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $31,982 and 23,208 for the three months ended March 31, 2026 and December 31, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2025			June 30, 2025			March 31, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,189,401	$207,423	6.75%	$9,840,932	$157,964	6.44%	$9,621,057	$152,174	6.41%
Mortgage loans held for sale	162,205	2,359	5.77%	126,072	2,189	6.96%	93,944	1,433	6.19%
Investment securities:
Taxable	1,304,894	14,395	4.38%	1,534,895	14,661	3.83%	1,541,868	14,471	3.81%
Tax-exempt(b)	169,523	1,431	3.35%	167,675	1,401	3.35%	167,958	1,397	3.37%
Total investment securities(b)	1,474,417	15,826	4.26%	1,702,570	16,062	3.78%	1,709,826	15,868	3.76%
Federal funds sold and reverse repurchase agreements	331,029	3,966	4.75%	113,252	1,256	4.45%	123,390	1,374	4.52%
Interest-bearing deposits with other financial institutions	671,634	7,340	4.34%	426,073	4,733	4.46%	811,216	8,902	4.45%
Restricted equity securities, at cost	36,907	832	8.94%	35,623	701	7.89%	32,493	741	9.25%
Total interest-earning assets(b)	14,865,593	237,746	6.35%	12,244,522	182,905	5.99%	12,391,926	180,492	5.91%
Noninterest-earning assets:
Cash and due from banks	139,226			115,717			123,158
Allowance for credit losses on loans HFI	(181,973)			(151,586)			(152,234)
Other assets(c)(d)	1,184,942			823,837			844,119
Total noninterest-earning assets	1,142,195			787,968			815,043
Total assets	$16,007,788			$13,032,490			$13,206,969
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,331,589	$12,383	2.11%	$2,521,239	$15,870	2.52%	$2,840,211	$18,267	2.61%
Money market	5,561,538	49,019	3.50%	4,115,987	34,957	3.41%	4,083,754	34,360	3.41%
Savings deposits	406,787	248	0.24%	352,307	98	0.11%	353,865	66	0.08%
Customer time deposits	1,997,905	18,965	3.77%	1,404,368	12,454	3.56%	1,373,045	12,702	3.75%
Brokered and internet time deposits	560,127	5,962	4.22%	481,686	5,189	4.32%	443,923	4,854	4.43%
Time deposits	2,558,032	24,927	3.87%	1,886,054	17,643	3.75%	1,816,968	17,556	3.92%
Total interest-bearing deposits	10,857,946	86,577	3.16%	8,875,587	68,568	3.10%	9,094,798	70,249	3.13%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	13,144	31	0.94%	11,107	26	0.94%	11,046	6	0.22%
Federal Home Loan Bank advances	15,217	172	4.48%	23,077	258	4.48%	—	—	—%
Subordinated debt	180,805	2,872	6.30%	130,851	1,813	5.56%	130,755	1,804	5.60%
Other borrowings	1,168	6	2.04%	2,294	4	0.70%	1,220	6	1.99%
Total other interest-bearing liabilities	210,334	3,081	5.81%	167,329	2,101	5.04%	143,021	1,816	5.15%
Total interest-bearing liabilities	11,068,280	89,658	3.21%	9,042,916	70,669	3.13%	9,237,819	72,065	3.16%
Noninterest-bearing liabilities:
Demand deposits	2,724,898			2,206,305			2,134,924
Other liabilities(d)	236,732			200,077			250,175
Total noninterest-bearing liabilities	2,961,630			2,406,382			2,385,099
Total liabilities	14,029,910			11,449,298			11,622,918
Total common shareholders’ equity	1,977,785			1,583,099			1,583,958
Noncontrolling interest	93			93			93
Total equity	1,977,878			1,583,192			1,584,051
Total liabilities and shareholders’ equity	$16,007,788			$13,032,490			$13,206,969
Net interest income(b)		$148,088			$112,236			$108,427
Interest rate spread(b)			3.14%			2.86%			2.75%
Net interest margin(b)(e)			3.95%			3.68%			3.55%
Cost of total deposits			2.53%			2.48%			2.54%
Average interest-earning assets to average interest-bearing liabilities			134.3%			135.4%			134.1%
Tax-equivalent adjustment		$848			$821			$786
Loans HFI yield components:
Contractual interest rate(b)		$198,320	6.45%		$155,697	6.34%		$149,819	6.31%
Origination and other loan fee income		1,575	0.05%		1,945	0.08%		1,797	0.08%
Accretion (amortization) on purchased loans		7,025	0.23%		(62)	—%		2	—%
Nonaccrual interest		503	0.02%		384	0.02%		556	0.02%
Total loans HFI yield		$207,423	6.75%		$157,964	6.44%		$152,174	6.41%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $64,781, $128,818 and $132,262 for the three months ended September 30, 2025, June 30, 2025 and
March 31, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $21,645, $25,159 and $30,731 for the three months ended September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2026		Dec 2025		Sep 2025		Jun 2025		Mar 2025
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$713,910	48%	$670,088	46%	$653,197	46%	$642,264	48%	$602,942	38%
Mortgage-backed securities - residential	599,180	40%	602,320	41%	587,587	41%	541,343	40%	816,556	52%
Mortgage-backed securities - commercial	10,632	1%	10,678	1%	10,681	1%	8,752	1%	14,828	1%
Municipal securities	166,033	11%	168,370	12%	165,411	12%	144,228	11%	145,396	9%
Treasury securities	7,092	—%	7,125	—%	7,080	—%	—	—%	—	—%
Corporate securities	1,700	—%	998	—%	2,995	—%	978	—%	998	—%
Total available-for-sale debt securities	1,498,547	100%	1,459,579	100%	1,426,951	100%	1,337,565	100%	1,580,720	100%
Equity securities, at fair value	—	—%	155	—%	1,450	—%	—	—%	—	—%
Total investment securities, at fair value	$1,498,547	100%	$1,459,734	100%	$1,428,401	100%	$1,337,565	100%	$1,580,720	100%
Investment securities to total assets	9.10%		8.96%		8.80%		10.0%		12.0%
Unrealized loss on available-for-sale debt securities	(51,495)		(47,887)		(55,890)		(63,262)		(128,173)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,157,763	65%	$1,155,895	64%	$1,280,033	68%	$1,165,729	68%	$794,706	53%
Unpledged available-for-sale debt securities	637,182	35%	649,000	36%	608,716	32%	547,354	32%	703,117	47%
Equity securities, at fair value	—	—%	155	—%	1,450	—%	—	—%	—	—%
Total on-balance sheet liquidity	$1,794,945	100%	$1,805,050	100%	$1,890,199	100%	$1,713,083	100%	$1,497,823	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$4,021,984	47%	$3,915,314	47%	$4,018,822	52%	$3,325,751	48%	$3,369,107	48%
FHLB remaining borrowing capacity	2,213,251	26%	2,214,796	26%	1,551,283	20%	1,481,376	21%	1,476,688	21%
Federal Reserve discount window	2,319,521	27%	2,268,599	27%	2,196,785	28%	2,119,018	31%	2,134,448	31%
Total available sources of liquidity	$8,554,756	100%	$8,398,709	100%	$7,766,890	100%	$6,926,145	100%	$6,980,243	100%

On-balance sheet liquidity as a percentage of total assets	10.9%		11.1%		11.6%		12.8%		11.4%
On-balance sheet liquidity as a percentage of total tangible assets*	11.2%		11.3%		11.9%		13.1%		11.6%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	255.0%		264.8%		245.0%		289.5%		283.4%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	9

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2026	% of Total	Dec 2025	% of Total	Sep 2025	% of Total	Jun 2025	% of Total	Mar 2025	% of Total
Loan portfolio
Commercial and industrial	$2,239,228	18%	$2,181,935	18%	$2,155,105	17%	$1,788,911	18%	$1,782,981	18%
Construction	1,177,082	9%	1,188,494	10%	1,195,392	10%	1,022,678	10%	1,022,299	10%
Residential real estate:
1-to-4 family mortgage	1,856,308	15%	1,838,122	15%	1,852,626	15%	1,660,696	17%	1,632,574	17%
Residential line of credit	768,190	6%	741,309	6%	707,303	6%	641,433	7%	613,868	6%
Multi-family mortgage	716,795	6%	745,360	6%	736,424	6%	587,254	6%	648,326	7%
Commercial real estate:
Owner-occupied	2,204,731	18%	2,148,870	17%	2,124,920	17%	1,370,123	14%	1,356,007	14%
Non-owner occupied	2,869,759	23%	2,900,499	23%	2,890,233	24%	2,198,689	22%	2,153,825	22%
Consumer and other	671,722	5%	639,037	5%	635,597	5%	604,498	6%	561,656	6%
Total loans HFI	$12,503,815	100%	$12,383,626	100%	$12,297,600	100%	$9,874,282	100%	$9,771,536	100%
Percentage of loans HFI portfolio with floating interest rates		52.3%		52.2%		51.5%		49.6%		49.7%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		49.0%		49.3%		48.0%		45.2%		44.4%

Loans by market(a)
Metropolitan	$5,642,300	45%	$5,812,055	47%	$5,828,109	48%	$4,964,113	50%	$5,005,392	51%
Community	3,055,745	25%	2,893,961	23%	2,876,244	23%	1,380,561	14%	1,367,412	14%
Specialty lending and other	3,805,770	30%	3,677,610	30%	3,593,247	29%	3,529,608	36%	3,398,732	35%
Total	$12,503,815	100%	$12,383,626	100%	$12,297,600	100%	$9,874,282	100%	$9,771,536	100%

Unfunded loan commitments
Commercial and industrial	$1,465,835	45%	$1,464,207	45%	$1,451,366	46%	$1,396,533	49%	$1,349,491	48%
Construction	730,199	23%	704,781	22%	731,742	23%	535,669	19%	540,992	19%
Residential real estate:
1-to-4 family mortgage	14,427	—%	16,942	1%	5,581	—%	3,545	—%	5,094	—%
Residential line of credit	837,761	26%	828,042	26%	808,961	25%	745,570	26%	743,413	27%
Multi-family mortgage	8,145	—%	6,698	—%	6,665	—%	4,260	—%	9,586	—%
Commercial real estate:
Owner-occupied	97,430	3%	92,265	3%	96,287	3%	86,135	3%	68,566	3%
Non-owner occupied	59,417	2%	65,037	2%	68,293	2%	67,974	2%	63,948	2%
Consumer and other	23,763	1%	20,530	1%	21,480	1%	21,999	1%	14,547	1%
Total unfunded loans HFI	$3,236,977	100%	$3,198,502	100%	$3,190,375	100%	$2,861,685	100%	$2,795,637	100%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.

FB Financial Corporation	10

Asset Quality
As of or for the Three Months Ended
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$185,983	$184,993	$148,948	$150,531	$151,942
Charge-offs	(4,033)	(1,818)	(1,709)	(1,454)	(3,893)
Recoveries	552	380	279	973	576
Impact of change in accounting estimate for current expected credit losses	—	—	—	(6,848)	—
Provision for credit losses on loans HFI	3,822	2,428	29,957	5,746	1,906
Initial allowance on acquired loans with credit deterioration	—	—	7,518	—	—
Allowance for credit losses on loans HFI at the end of the period	$186,324	$185,983	$184,993	$148,948	$150,531
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.49%	1.50%	1.50%	1.51%	1.54%
Allowance for credit losses on unfunded commitments	$15,398	$16,196	$17,392	$12,932	$6,493
Charge-offs
Commercial and industrial	$(2,168)	$(65)	$(100)	$(70)	$(2,901)
Construction	(204)	—	(399)	—	—
Residential real estate:
1-to-4 family mortgage	(405)	(368)	(322)	(433)	(3)
Residential line of credit	(23)	—	—	—	—
Commercial real estate:
Owner occupied	—	—	—	—	(17)
Consumer and other	(1,233)	(1,385)	(888)	(951)	(972)
Total charge-offs	(4,033)	(1,818)	(1,709)	(1,454)	(3,893)
Recoveries
Commercial and industrial	101	159	12	173	42
Construction	25	—	—	—	—
Residential real estate:
1-to-4 family mortgage	8	13	6	11	9
Residential line of credit	—	—	11	1	—
Commercial real estate:
Owner occupied	13	8	4	9	21
Non-owner occupied	—	—	—	528	1
Consumer and other	405	200	246	251	503
Total recoveries	552	380	279	973	576
Net charge-offs	$(3,481)	$(1,438)	$(1,430)	$(481)	$(3,317)
Annualized net charge-offs as a percentage of average loans HFI	0.11%	0.05%	0.05%	0.02%	0.14%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$27,185	$32,751	$26,311	$21,962	$28,422
Nonaccrual loans	92,289	87,721	89,448	73,950	48,738
Total nonperforming loans HFI	119,474	120,472	115,759	95,912	77,160
Mortgage loans held for sale(a)	32,590	28,102	21,660	20,977	27,152
Other real estate owned	6,449	6,009	4,466	2,998	3,326
Other repossessed assets	3,518	3,564	3,314	3,151	2,791
Total nonperforming assets	$162,031	$158,147	$145,199	$123,038	$110,429
Total nonperforming loans HFI as a percentage of loans HFI	0.96%	0.97%	0.94%	0.97%	0.79%
Total nonperforming assets as a percentage of total assets	0.98%	0.97%	0.89%	0.92%	0.84%
Total nonaccrual loans as a percentage of loans HFI	0.74%	0.71%	0.73%	0.75%	0.50%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	11

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2026		Dec 2025		Sep 2025		Jun 2025		Mar 2025
Deposits by market(a)
Metropolitan	$6,304,307	45%	$6,020,095	43%	$5,766,856	42%	$5,359,974	47%	$5,390,434	48%
Community	6,741,452	48%	6,926,897	50%	6,822,736	49%	4,713,637	42%	4,819,665	43%
Brokered/wholesale	574,216	4%	625,634	5%	487,765	4%	518,719	4%	414,428	4%
Escrow and other(b)	456,860	3%	337,335	2%	735,598	5%	811,140	7%	577,471	5%
Total	$14,076,835	100%	$13,909,961	100%	$13,812,955	100%	$11,403,470	100%	$11,201,998	100%

Deposits by customer segment
Consumer	$6,060,115	43%	$6,063,015	44%	$5,966,458	43%	$4,772,582	42%	$4,868,544	43%
Commercial	6,155,874	44%	6,162,221	44%	6,045,418	44%	4,835,968	42%	4,695,923	42%
Public	1,860,846	13%	1,684,725	12%	1,801,079	13%	1,794,920	16%	1,637,531	15%
Total	$14,076,835	100%	$13,909,961	100%	$13,812,955	100%	$11,403,470	100%	$11,201,998	100%

Estimated insured or collateralized deposits	$10,017,773		$9,825,599		$9,871,337		$8,418,783		$8,210,241

Estimated uninsured and uncollateralized deposits(c)	$4,059,062		$4,084,362		$3,941,618		$2,984,687		$2,991,757

Estimated uninsured and uncollateralized deposits as a % of total deposits(c)	28.8%		29.4%		28.5%		26.2%		26.7%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.
(b) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(c) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	12

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2026	December 31, 2025

Total Common Shareholders' Equity	$1,973,873	$1,948,165
Less:
Goodwill	350,353	350,353
Other intangibles	29,415	31,284
Tangible Common Equity	$1,594,105	$1,566,528

Total Assets	$16,468,439	$16,300,292
Less:
Goodwill	350,353	350,353
Other intangibles	29,415	31,284
Tangible Assets	$16,088,671	$15,918,655

Preliminary Total Risk-Weighted Assets	$14,362,816	$14,253,337

Total Common Equity to Total Assets	12.0%	12.0%
Tangible Common Equity to Tangible Assets*	9.91%	9.84%

	March 31, 2026	December 31, 2025
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,656,459	$1,625,952
Tier 1 Capital	1,656,459	1,625,952
Total Capital	1,920,244	1,888,051

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.5%	11.4%
Tier 1 Risk-Based	11.5%	11.4%
Total Risk-Based	13.4%	13.2%
Tier 1 Leverage	10.4%	10.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	13

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Banking segment
Interest income	$223,418	$233,202	$236,073	$180,960	$178,915
Interest expense	80,296	86,637	91,214	72,051	73,156
Net interest income	$143,122	$146,565	$144,859	$108,909	$105,759
Provisions for credit losses	1,987	796	34,070	582	2,189
Noninterest income (loss)	13,962	15,207	13,078	(47,720)	10,660
Salaries, commissions and employee benefits	49,364	55,928	51,441	38,635	41,469
Merger and integration costs	1,447	4,611	16,057	2,734	401
Other noninterest expense	30,765	33,017	29,471	25,961	25,039
Pre-tax net contribution (loss) after allocations	$73,521	$67,420	$26,898	$(6,723)	$47,321
Total assets	$15,703,248	$15,623,962	$15,598,629	$12,736,830	$12,490,097
Efficiency ratio	51.9%	57.8%	61.4%	110.0%	57.5%
Adjusted efficiency ratio*	50.9%	53.5%	50.6%	52.8%	56.5%
Mortgage segment
Interest income	$1,932	$2,036	$825	$1,124	$791
Interest expense	(911)	(1,203)	(1,556)	(1,382)	(1,091)
Net interest income	$2,843	$3,239	$2,381	$2,506	$1,882
Provisions for loan losses	1,037	436	347	4,755	103
Mortgage banking income	12,253	13,505	13,484	13,029	12,426
Other noninterest income (loss)	160	83	73	139	(54)
Salaries, commissions and employee benefits	7,984	7,601	7,769	7,996	6,882
Other noninterest expense	5,604	6,391	5,118	5,935	5,758
Pre-tax net contribution (loss) after allocations	$631	$2,399	$2,704	$(3,012)	$1,511
Total assets	$765,191	$676,330	$637,830	$617,408	$646,352
Efficiency ratio	89.1%	83.2%	80.9%	88.9%	88.7%
Adjusted efficiency ratio*	89.6%	83.2%	80.9%	89.1%	87.9%
Interest rate lock commitments volume	$490,265	$385,516	$432,149	$456,720	$381,777
Interest rate lock commitments pipeline (period end)	$133,669	$86,586	$128,961	$127,004	$118,200
Mortgage loan sales	$295,123	$336,085	$343,450	$391,061	$222,805
Gains and fees from origination and sale of mortgage loans held for sale	$8,517	$9,976	$9,237	$11,200	$5,602
Net change in fair value of loans held for sale, derivatives, and other	1,008	(57)	801	(876)	2,816
Mortgage servicing income	6,580	6,668	6,836	6,936	7,077
Change in fair value of mortgage servicing rights, net of hedging	(3,852)	(3,082)	(3,390)	(4,231)	(3,069)
Total mortgage banking income	$12,253	$13,505	$13,484	$13,029	$12,426
Mortgage sale margin(a)	2.89%	2.97%	2.69%	2.86%	2.51%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	14

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended
Adjusted net income	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Income (loss) before income taxes	$74,152	$69,819	$29,602	$(9,735)	$48,832
Less gain (loss) from securities, net	1	64	12	(60,549)	16
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(320)	(131)	(646)	236	(625)
Less cash life insurance benefit	763	1,148	—	—	—
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	28,366	—	—
Plus early retirement and severance costs	—	1,395	—	—	—
Plus loss on lease terminations and other branch closure costs	5	12	270	—	—
Plus certain nonrecurring charitable contributions	—	1,130	—	—	—
Plus merger and integration costs	1,447	4,611	16,057	2,734	401
Adjusted pre-tax net income	75,160	75,886	74,929	53,312	49,842
Less income tax expense, adjusted for items above(a)	16,889	14,392	17,323	3,778	9,734
Plus income tax benefit(b)	—	—	—	(8,713)	—
Adjusted net income	$58,271	$61,494	$57,606	$40,821	$40,108
Weighted average common shares outstanding - fully diluted	52,203,469	53,074,753	53,957,062	46,179,090	47,024,211
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.10	$1.07	$0.43	$0.06	$0.84
Adjusted diluted earnings per common share	$1.12	$1.16	$1.07	$0.88	$0.85
(a) Adjusted items calculated using the combined federal and blended state statutory income tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	15

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended
Adjusted pre-tax pre-provision net revenue	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Income (loss) before income taxes	$74,152	$69,819	$29,602	$(9,735)	$48,832
Plus provisions for credit losses	3,024	1,232	34,417	5,337	2,292
Pre-tax pre-provision net revenue	77,176	71,051	64,019	(4,398)	51,124
Less gain (loss) from securities, net	1	64	12	(60,549)	16
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(320)	(131)	(646)	236	(625)
Less cash life insurance benefit	763	1,148	—	—	—
Plus early retirement and severance costs	—	1,395	—	—	—
Plus loss on lease terminations and other branch closure costs	5	12	270	—	—
Plus certain nonrecurring charitable contributions	—	1,130	—	—	—
Plus merger and integration costs	1,447	4,611	16,057	2,734	401
Adjusted pre-tax pre-provision net revenue	$78,184	$77,118	$80,980	$58,649	$52,134

	Three Months Ended
Adjusted tangible net income	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Income (loss) before income taxes	$74,152	$69,819	$29,602	$(9,735)	$48,832
Plus amortization of core deposit and other intangibles	1,869	1,932	2,079	631	656
Less gain (loss) from securities, net	1	64	12	(60,549)	16
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(320)	(131)	(646)	236	(625)
Less cash life insurance benefit	763	1,148	—	—	—
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	28,366	—	—
Plus early retirement and severance costs	—	1,395	—	—	—
Plus loss on lease terminations and other branch closure costs	5	12	270	—	—
Plus certain nonrecurring charitable contributions	—	1,130	—	—	—
Plus merger and integration costs	1,447	4,611	16,057	2,734	401
Less income tax expense, adjusted for items above(a)	17,376	14,895	17,864	3,942	9,905
Plus income tax benefit(b)	—	—	—	(8,713)	—
Adjusted tangible net income	$59,653	$62,923	$59,144	$41,288	$40,593
(a) Adjusted items calculated using the combined federal and blended state statutory income tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	16

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Adjusted efficiency ratio (tax- equivalent basis)	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Total noninterest expense	$95,164	$107,548	$109,856	$81,261	$79,549
Less early retirement and severance costs	—	1,395	—	—	—
Less loss on lease terminations and other branch closure costs	5	12	270	—	—
Less certain nonrecurring charitable contributions	—	1,130	—	—	—
Less merger and integration costs	1,447	4,611	16,057	2,734	401
Adjusted noninterest expense	$93,712	$100,400	$93,529	$78,527	$79,148
Net interest income	$145,965	$149,804	$147,240	$111,415	$107,641
Net interest income (tax-equivalent basis)	146,774	150,642	148,088	112,236	108,427
Total noninterest income (loss)	26,375	28,795	26,635	(34,552)	23,032
Less gain (loss) from securities, net	1	64	12	(60,549)	16
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(320)	(131)	(646)	236	(625)
Less cash life insurance benefit	763	1,148	—	—	—
Adjusted noninterest income	25,931	27,714	27,269	25,761	23,641
Total revenue	$172,340	$178,599	$173,875	$76,863	$130,673
Adjusted revenue (tax-equivalent basis)	$172,705	$178,356	$175,357	$137,997	$132,068
Efficiency ratio	55.2%	60.2%	63.2%	105.7%	60.9%
Adjusted efficiency ratio (tax-equivalent basis)	54.3%	56.3%	53.3%	56.9%	59.9%

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Banking segment adjusted efficiency ratio (tax- equivalent)	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Banking segment noninterest expense	$81,576	$93,556	$96,969	$67,330	$66,909
Less early retirement and severance costs	—	1,395	—	—	—
Less loss on lease terminations and other branch closure costs	5	12	270	—	—
Less certain nonrecurring charitable contributions	—	1,130	—	—	—
Less merger and integration costs	1,447	4,611	16,057	2,734	401
Banking segment adjusted noninterest expense	$80,124	$86,408	$80,642	$64,596	$66,508
Banking segment net interest income	$143,122	$146,565	$144,859	$108,909	$105,759
Banking segment net interest income (tax-equivalent basis)	143,931	147,403	145,707	109,730	106,545
Banking segment noninterest income (loss)	13,962	15,207	13,078	(47,720)	10,660
Less gain (loss) from securities, net	1	64	12	(60,549)	16
Less cash life insurance benefit	763	1,148	—	—	—
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(409)	(131)	(646)	203	(497)
Banking segment adjusted noninterest income	13,607	14,126	13,712	12,626	11,141
Banking segment total revenue	$157,084	$161,772	$157,937	$61,189	$116,419
Banking segment total adjusted revenue (tax- equivalent basis)	$157,538	$161,529	$159,419	$122,356	$117,686
Banking segment efficiency ratio	51.9%	57.8%	61.4%	110.0%	57.5%
Banking segment adjusted efficiency ratio (tax- equivalent basis)	50.9%	53.5%	50.6%	52.8%	56.5%

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
Unaudited
(Dollars in Thousands)

	Three Months Ended
Mortgage segment adjusted efficiency ratio (tax- equivalent)	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Mortgage segment noninterest expense	$13,588	$13,992	$12,887	$13,931	$12,640
Mortgage segment adjusted noninterest expense	$13,588	$13,992	$12,887	$13,931	$12,640
Mortgage segment net interest income	$2,843	$3,239	$2,381	$2,506	$1,882
Mortgage segment noninterest income	12,413	13,588	13,557	13,168	12,372
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	89	—	—	33	(128)
Mortgage segment adjusted noninterest income	12,324	13,588	13,557	13,135	12,500
Mortgage segment total revenue	$15,256	$16,827	$15,938	$15,674	$14,254
Mortgage segment adjusted total revenue	$15,167	$16,827	$15,938	$15,641	$14,382
Mortgage segment efficiency ratio	89.1%	83.2%	80.9%	88.9%	88.7%
Mortgage segment adjusted efficiency ratio (tax- equivalent basis)	89.6%	83.2%	80.9%	89.1%	87.9%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Tangible assets
Total assets	$16,468,439	$16,300,292	$16,236,459	$13,354,238	$13,136,449
Less goodwill	350,353	350,353	350,353	242,561	242,561
Less intangibles, net	29,415	31,284	33,216	4,475	5,106
Tangible assets	$16,088,671	$15,918,655	$15,852,890	$13,107,202	$12,888,782
Tangible common equity
Total common shareholders’ equity	$1,973,873	$1,948,165	$1,978,043	$1,611,130	$1,601,962
Less goodwill	350,353	350,353	350,353	242,561	242,561
Less intangibles, net	29,415	31,284	33,216	4,475	5,106
Tangible common equity	$1,594,105	$1,566,528	$1,594,474	$1,364,094	$1,354,295
Common shares outstanding	51,418,024	51,752,401	53,456,522	45,807,689	46,514,547
Book value per common share	$38.39	$37.64	$37.00	$35.17	$34.44
Tangible book value per common share	$31.00	$30.27	$29.83	$29.78	$29.12
Total common shareholders’ equity to total assets	12.0%	12.0%	12.2%	12.1%	12.2%
Tangible common equity to tangible assets	9.91%	9.84%	10.1%	10.4%	10.5%
On-balance sheet liquidity:
Cash and cash equivalents	$1,157,763	$1,155,895	$1,280,033	$1,165,729	$794,706
Unpledged securities	637,182	649,000	608,716	547,354	703,117
Equity securities, at fair value	—	155	1,450	—	—
Total on-balance sheet liquidity	$1,794,945	$1,805,050	$1,890,199	$1,713,083	$1,497,823
On-balance sheet liquidity as a percentage of total assets	10.9%	11.1%	11.6%	12.8%	11.4%
On-balance sheet liquidity as a percentage of total tangible assets	11.2%	11.3%	11.9%	13.1%	11.6%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Adjusted return on average tangible common equity and related measures	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Average common shareholders’ equity	$1,965,877	$1,956,633	$1,977,785	$1,583,099	$1,583,958
Less average goodwill	350,353	350,353	350,355	242,561	242,561
Less average intangibles, net	30,394	32,301	34,983	4,791	5,426
Average tangible common equity	$1,585,130	$1,573,979	$1,592,447	$1,335,747	$1,335,971
Net income	$57,526	$56,977	$23,375	$2,909	$39,361
Return on average common equity	11.9%	11.6%	4.69%	0.74%	10.1%
Return on average tangible common equity	14.7%	14.4%	5.82%	0.87%	11.9%
Adjusted tangible net income	$59,653	$62,923	$59,144	$41,288	$40,593
Adjusted return on average tangible common equity	15.3%	15.9%	14.7%	12.4%	12.3%

	Three Months Ended
Adjusted return on average assets, common equity and related measures	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Mar 2025
Net income	$57,526	$56,977	$23,375	$2,909	$39,361
Average assets	16,258,272	16,151,195	16,007,788	13,032,490	13,206,969
Average common equity	1,965,877	1,956,633	1,977,785	1,583,099	1,583,958
Return on average assets	1.43%	1.40%	0.58%	0.09%	1.21%
Return on average common equity	11.9%	11.6%	4.69%	0.74%	10.1%
Adjusted net income	$58,271	$61,494	$57,606	$40,821	$40,108
Adjusted return on average assets	1.45%	1.51%	1.43%	1.26%	1.23%
Adjusted return on average common equity	12.0%	12.5%	11.6%	10.3%	10.3%
Adjusted pre-tax pre-provision net income	$78,184	$77,118	$80,980	$58,649	$52,134
Adjusted pre-tax pre-provision return on average assets	1.95%	1.89%	2.01%	1.81%	1.60%

FB Financial Corporation	21